Exhibit 99.1

1ST MARINER REPORTS 2009 RESULTS

Deposits Rise, Non-Performing Assets Stabilize

Record Date Set for Proposed Rights Offering

Baltimore, MD (February 2, 2010) — 1st Mariner Bancorp (NASDAQ: FMAR), parent company of 1st Mariner Bank, reported a net loss from continuing operations for the fourth quarter of 2009 of  $3.7 million, or $(0.57) per share, which represented a 61% improvement over the loss of $9.4 million, or $(1.46) per share, for the fourth quarter of 2008. For the year ended December 31, 2009, the Company’s net loss from continuing operations was $13.2 million, compared to $16.8 million, a decrease of 21%. Including the loss from the sale of the Company’s consumer finance subsidiary “Mariner Finance” in the third quarter of 2009, the net loss for the full year ended December 31, 2009 totaled $22.3 million compared to $15.1 million for the full year ended December 31, 2008.

Edwin F. Hale, Sr., 1st Mariner’s chairman and chief executive officer, said, “We continue to execute on our plan to increase our capital levels. The recent completion of the sale of Mariner Finance helped boost the Bank’s total capital ratio to 9.1% compared to 8.4% at the end of September 2009 and 8.8% at December 31, 2008.  Although the sale impacted earnings, it was a necessary and beneficial step to increasing the regulatory capital ratios of 1st Mariner Bank.”

Mr. Hale added, “We are encouraged by the stabilization in our asset quality during the year and a decrease in our loan delinquencies during the final quarter of the year. We have been focused on resolving prior problem assets and improving the balance sheet of 1st Mariner. The figures reported for the fourth quarter reflect that effort.”

Operating Summary

The net loss for the fourth quarter of 2009 included $4.5 million in credit-related charges to earnings, including a $3.3 million provision for loan losses and $1.2 million in expenses related to foreclosed properties. This represents a 38% decrease in credit related costs when compared to the fourth quarter of 2008, when the provision for loan losses was $4.2 million and the expenses on foreclosed properties was $3.1 million.

•                  Total revenue for the 4th quarter 2009 was $13.8 million, an increase of $6.8 million over the 4th quarter of 2008’s revenue of $7.0 million. Revenue totals for 2008 reflected $4.7 million in write-downs on securities for other than temporary impairments compared to $650 thousand in the 4th quarter of 2009.  Also included in the improvement was lower interest expense on borrowings and deposits that helped increase the Company’s net interest margin.

•                  Net interest income increased  $2.0 million in the 4th quarter of 2009 compared to the 4th quarter of 2008.  The net interest margin for the 4th quarter of 2009 was 2.72%, an increase of 60 basis points from 2.12% in the 4th quarter of 2008. This was the result of a lower cost of funds and higher investment yields in 2009 when compared to 2008.

•                  Average earning assets grew by $56.6 million, or 5.4%, compared with last year’s 4th quarter, reflecting growth in portfolio loans and loans held for sale.

•                  The provision for loan losses totaled $3.3 million for the 4th quarter of 2009, a decrease of 21% over the provision of $4.2 million in the corresponding quarter last year.  Net charge-offs declined $1.3 million to $2.7 million for the 4th quarter of 2009 from $4.0 million of 4th quarter of 2008. The allowance for loans losses at the end of the fourth quarter of 2009 was $11.6 million, a decrease of 31% over the prior year’s figure of $16.8 million. The decrease was primarily attributable to the removal of the allowance for loan losses that was related to Mariner Finance’s loan portfolio. The allowance for loan losses as a percentage of total loans was 1.31% as of December 31, 2009, compared to 1.71% as of December 31, 2008. Non-performing assets remained relatively flat when compared to the fourth quarter of 2008, with $57.8 million in 2008 versus $57.4 million in 2009. While the non-performing assets and loans 90 or more days past due have stabilized year to year, there has been an improvement in the fourth quarter of 2009 when compared to the third quarter of 2009. Loans 90 days or more past due have decreased 54% from September 30, 2009 to December 31, 2009, moving from $20.2 million to $9.2 million.

•                  Non-interest income for the fourth quarter of 2009 increased $4.8 million over the same quarter in 2008 mainly due to lower write-downs of investment securities.

•                  Non-interest expenses decreased $1.9 million, or 10%, in the fourth quarter of 2009 when compared to the corresponding period last year.  The costs related to foreclosed properties decreased $1.9 million, or 62%, in the fourth quarter of 2009 when compared to 2008. Although non-interest expenses decreased overall, there were significant increases in FDIC Insurance premiums and professional fees. FDIC Insurance premiums increased $0.75 million, or 229%, in the fourth quarter of 2009. Professional fees increased $0.78 million in the fourth quarter of 2009, and were the result of increased costs associated with regulatory compliance issues and expenses associated with the planned capital raise and other strategic initiatives.

Comparing balance sheet data as of December 31, 2009 and 2008, total assets increased to $1.38 billion, 6% over the prior year’s $1.31 billion.

•                  Total loans outstanding decreased $87.7 million, or 9%, to $890.9 million as of December 31, 2009. The decrease is fully attributable to the sale of the assets of Mariner Finance in

2009, which represents $103.2 million of the decrease. Excluding the prior Mariner Finance loans, total loans increased by $14.4 million, primarily in residential mortgages.

•                  Total deposits grew to $1.15 billion as of December 31, 2009, and increase of $196.3 million, or 21%, over December 31, 2008’s deposits of $950.2 million. An increase in Certificates of Deposit was the primary reason for the overall increase in deposits. Total Certificates of Deposit were $811.4 million as of December 31, 2009, an increase of $200.1 million, or 33%, over December 31 2008’s balance of $611.2 million. NOW accounts increased $1.6 million and savings accounts increased $1.8 million. Non-interest bearing checking accounts decreased $2.6 million and money market accounts decreased $4.7 million.

•                  Stockholders’ Equity was $26.9 million as of December 31, 2009, resulting in a book value per share of $4.18, a decrease of $2.95, compared to the book value of $7.13 at December 31, 2008. Capital Ratios in the 4th quarter of 2009 for First Mariner Bank were as follows: Leverage Ratio = 6.2%; Tier 1 risk-based ratio = 7.9% Total Capital Ratio = 9.1%. This is an improvement over the capital ratios as of December 31, 2008 which were: Leverage Ratio = 5.8%; Tier 1 risk-based ratio = 6.8% Total Capital Ratio = 8.8%. The increase in the capital ratios for the Bank is attributable to the sale of Mariner Finance and the recent tax law change allowing companies to carryback their net operating losses further. Management will continue efforts to further increase these ratios in the first quarter of 2010.

Record Date For Proposed Rights Offering

1st Mariner Bancorp has set February 12, 2010 as the record date for its previously disclosed proposed rights offering of common stock.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective.  The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  You may obtain a written prospectus, when available, for the proposed rights offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, by writing to the Company, 1501 S. Clinton Street, Baltimore, Maryland  21224, Attention: Eugene A. Friedman, Corporate Secretary.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.  Securities may not be sold nor may offers to buy be accepted prior to the effectiveness of a registration statement, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

1st Mariner Bancorp is a bank holding company with total assets of $1.38 billion.  Its wholly owned banking subsidiary, 1st Mariner Bank, with total assets of $1.37 billion, operates 24 full service bank branches in Baltimore, Anne Arundel, Harford, Howard, Talbot, and Carroll counties in Maryland, the City of Baltimore, and Shrewsbury, Pennsylvania.  1st Mariner Mortgage, a

division of 1st Mariner Bank, operates retail offices in Central Maryland and the Eastern Shore of Maryland.  1st Mariner Mortgage also operates direct marketing mortgage operations in Baltimore County.  1st Mariner Bancorp’s common stock is traded on the NASDAQ Global Market under the symbol “FMAR”.  1st Mariner’s Website address is www.1stMarinerBancorp.com, which includes comprehensive level investor information.

In addition to historical information, this press release contains forward-looking statements that involve risks and uncertainties, such as statements of the Company’s plans and expectations regarding efficiencies resulting from new programs and expansion activities, revenue growth, anticipated expenses, profitability of mortgage banking operations, and other unknown outcomes.  The Company’s actual results could differ materially from management’s expectations.  Factors that could contribute to those differences include, but are not limited to, changes in regulations applicable to the Company’s business, successful implementation of the Company’s branch expansion strategy, its concentration in real estate lending, increased competition, changes in technology, particularly Internet banking, impact of interest rates, possibility of economic recession or slowdown (which could impact credit quality, adequacy of loan loss reserve and loan growth) and control by and dependency on key personnel, particularly Edwin F. Hale, Sr., Chairman of the Board of Directors and CEO of the Company.

Contact: Mark A. Keidel — EVP/COO 410-558-4281

FINANCIAL HIGHLIGHTS (UNAUDITED)

First Mariner Bancorp

(Dollars in thousands, except per share data)

	For the three months ended December 31,
	2009	2008	$ Change	% Change
Summary of Earnings:
Net interest income	$7,674	$5,722	1,952	34%
Provision for loan losses	3,300	4,155	(855)	-21%
Noninterest income	6,082	1,280	4,802	375%
Noninterest expense	16,959	18,842	(1,883)	-10%
Income before income taxes	(6,503)	(15,995)	9,492	-59%
Income tax expense	(1,335)	(6,551)	5,216	-80%
Net loss - Continuing Operations	(3,699)	(9,444)	5,745	-61%
Discontinued Operations - Mariner Finance	(119)	384	(503)	-131%
Net income	(3,818)	(9,060)	5,242	58%

Profitability and Productivity:
Return on average assets	-1.13%	-2.95%	—	62%
Return on average equity	-48.78%	-63.75%	—	23%
Net interest margin	2.72%	2.12%	—	28%
Net overhead ratio	3.03%	4.21%	—	-28%
Efficiency ratio	117.80%	161.97%	—	-27%
Mortgage loan production	278,504	254,345	24,159	9%
Average deposits per branch	47,771	39,593	8,178	21%

Per Share Data:
Basic earnings per share - Continuing Operations	$(0.57)	$(1.46)	0.89	61%
Diluted earnings per share - Continuing Operations	$(0.57)	$(1.46)	0.89	61%
Basic earnings per share - Discontinued Operations	$(0.02)	$0.06	(0.08)	131%
Diluted earnings per share - Discontinued Operations	$(0.02)	$0.06	(0.08)	131%
Basic earnings per share	$(0.59)	$(1.40)	0.81	58%
Diluted earnings per share	$(0.59)	$(1.40)	0.81	58%
Book value per share	$4.18	$7.13	(2.95)	-41%
Number of shares outstanding	6,452,631	6,452,631	—	0%
Average basic number of shares	6,452,631	6,452,772	(141)	0%
Average diluted number of shares	6,452,631	6,452,772	(141)	0%

Summary of Financial Condition:
At Period End:
Assets	$1,384,552	$1,307,497	77,055	6%
Investment Securities	39,143	52,232	(13,089)	-25%
Loans	890,951	978,696	(87,745)	-9%
Deposits	1,146,504	950,233	196,271	21%
Borrowings and repurchase agreements	122,038	220,996	(98,958)	-45%
Stockholders’ equity	26,987	46,015	(19,028)	-41%

Average for the period:
Assets	$1,339,847	$1,219,288	120,559	10%
Investment Securities	40,192	59,373	(19,181)	-32%
Loans	891,134	862,584	28,550	3%
Deposits	1,104,844	945,905	158,939	17%
Borrowings and repurchase agreements	196,514	216,613	(20,099)	-9%
Stockholders’ equity	31,055	56,383	(25,328)	-45%

Capital Ratios: 1st Mariner Bank
Leverage	6.2%	5.8%	—	7%
Tier 1 Capital to risk weighted assets	7.9%	6.8%	—	16%
Total Capital to risk weighted assets	9.1%	8.8%	—	3%

Asset Quality Statistics and Ratios:
Net Chargeoffs	2,714	4,055	(1,341)	-33%
Non-performing assets	57,428	57,757	(329)	-1%
90 Days or more delinquent loans	9,224	9,679	(455)	-5%
Annualized net chargeoffs to average loans	1.21%	1.87%	—	-35%
Non-performing assets to total assets	4.15%	4.42%	—	-6%
90 Days or more delinquent loans to total loans	1.04%	0.99%	—	5%
Allowance for loan losses to total loans	1.31%	1.71%	—	-24%

FINANCIAL HIGHLIGHTS (UNAUDITED)

First Mariner Bancorp

(Dollars in thousands, except per share data)

	For the twelve months ended December 31,
	2009	2008	$ Change	% Change
Summary of Earnings:
Net interest income	$27,112	$28,441	(1,329)	-5%
Provision for loan losses	11,660	10,855	805	7%
Noninterest income	28,271	17,228	11,043	64%
Noninterest expense	67,834	65,254	2,580	4%
Income before income taxes	(24,111)	(30,440)	6,329	-21%
Income tax expense	(10,912)	(13,632)	2,720	-20%
Net loss - Continuing Operations	(13,199)	(16,808)	3,609	-21%
Discontinued Operations - Mariner Finance	(9,085)	1,721	(10,806)	-628%
Net Loss	(22,284)	(15,087)	(7,197)	48%

Profitability and Productivity:
Return on average assets	-1.69%	-1.16%	—	-45%
Return on average equity	-53.81%	-24.37%	—	-121%
Net interest margin	2.43%	2.74%	—	-11%
Net overhead ratio	2.82%	3.29%	—	-14%
Efficiency ratio	117.16%	127.84%	—	-8%
Mortgage loan production	1,663,952	1,385,448	278,504	20%
Average deposits per branch	47,771	39,593	8,178	21%

Per Share Data:
Basic earnings per share - Continuing Operations	$(2.05)	$(2.63)	0.58	-22%
Diluted earnings per share - Continuing Operations	$(2.05)	$(2.63)	0.58	-22%
Basic earnings per share - Discontinued Operations	$(1.41)	$0.27	(1.68)	-623%
Diluted earnings per share - Discontinued Operations	$(1.41)	$0.27	(1.68)	-623%
Basic earnings per share	$(3.45)	$(2.36)	(1.09)	46%
Diluted earnings per share	$(3.45)	$(2.36)	(1.09)	46%
Book value per share	$4.18	$7.13	(2.95)	-41%
Number of shares outstanding	6,452,631	6,452,631	—	0%
Average basic number of shares	6,452,631	6,390,046	62,585	1%
Average diluted number of shares	6,452,631	6,390,046	62,585	1%

Summary of Financial Condition:
At Period End:
Assets	$1,384,552	$1,307,497	77,055	6%
Trading and available for sale securities	39,143	52,232	(13,089)	-25%
Loans	890,951	978,696	(87,745)	-9%
Deposits	1,146,504	950,233	196,271	21%
Borrowings	122,038	220,996	(98,958)	-45%
Stockholders’ equity	26,987	46,015	(19,028)	-41%

Average for the period:
Assets	$1,315,891	$1,296,252	19,639	2%
Trading and available for sale securities	48,274	75,501	(27,227)	-36%
Loans	889,345	821,700	67,645	8%
Deposits	1,056,179	935,090	121,089	13%
Borrowings	213,012	208,096	4,916	2%
Stockholders’ equity	41,415	61,916	(20,501)	-33%

Capital Ratios: 1st Mariner Bank
Leverage	6.2%	5.8%	—	7%
Tier 1 Capital to risk weighted assets	7.9%	6.8%	—	16%
Total Capital to risk weighted assets	9.1%	8.8%	—	3%

Asset Quality Statistics and Ratios:
Net Chargeoffs	12,166	11,072	1,094	10%
Non-performing assets	57,428	57,757	(329)	-1%
90 Days or more delinquent loans	9,224	9,679	(455)	-5%
Annualized net chargeoffs to average loans	1.37%	1.35%	—	1%
Non-performing assets to total assets	4.15%	4.42%	—	-6%
90 Days or more delinquent loans to total loans	1.04%	0.99%	—	5%
Allowance for loan losses to total loans	1.31%	1.71%	—	-24%

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)

First Mariner Bancorp

(Dollars in thousands)

	As of December 31,
	2009	2008	$ Change	% Change
Assets:
Cash and due from banks	$166,374	$21,045	145,329	691%
Interest-bearing deposits	7,329	46,294	(38,965)	-84%
Available-for-sale investment securities, at fair value	28,394	39,666	(11,272)	-28%
Trading Securities	10,749	12,566	(1,817)	-14%
Loans held for sale	122,085	60,203	61,882	103%
Loans receivable	890,951	978,696	(87,745)	-9%
Allowance for loan losses	(11,639)	(16,776)	5,137	-31%
Loans, net	879,312	961,920	(82,608)	-9%
Other real estate owned	21,630	18,994	2,636	14%
Restricted stock investments, at cost	7,815	7,066	749	11%
Property and equipment	44,504	49,964	(5,460)	-11%
Accrued interest receivable	4,960	6,335	(1,375)	-22%
Deferred income taxes	28,214	26,057	2,157	8%
Bank owned life insurance	34,773	36,436	(1,663)	-5%
Prepaid expenses and other assets	28,413	20,951	7,462	36%
Total Assets	$1,384,552	$1,307,497	77,055	6%

Liabilities and Stockholders’ Equity:
Liabilities:
Deposits	$1,146,504	$950,233	196,271	21%
Borrowings	122,038	220,996	(98,958)	-45%
Junior subordinated deferrable interest debentures	73,724	73,724	—	0%
Accrued expenses and other liabilities	15,299	16,529	(1,230)	-7%
Total Liabilities	1,357,565	1,261,482	96,083	8%

Stockholders’ Equity
Common Stock	323	323	—	0%
Additional paid-in-capital	56,771	56,741	30	0%
Retained earnings	(26,621)	(5,485)	(21,136)	385%
Accumulated other comprehensive loss	(3,486)	(5,564)	2,078	-37%
Total Stockholders Equity	26,987	46,015	(19,028)	-41%
Total Liabilities and Stockholders’ Equity	$1,384,552	$1,307,497	77,055	6%

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

First Mariner Bancorp

(Dollars in thousands)

	For the three months		For the twelve months
	ended December 31,		ended December 31,
	2009	2008	2009	2008
Interest Income:
Investments and interest-bearing deposits	$715	$1,067	$3,071	$6,026
Loans	14,358	13,715	56,739	57,299
Total Interest Income	15,073	14,782	59,810	63,325

Interest Expense:
Deposits	5,897	6,371	24,874	24,584
Borrowings and repurchase agreements	1,502	2,689	7,824	10,300
Total Interest Expense	7,399	9,060	32,698	34,884

Net Interest Income Before Provision for Loan Losses	7,674	5,722	27,112	28,441

Provision for Loan Losses	3,300	4,155	11,660	10,855

Net Interest Income After Provision for Loan Losses	4,374	1,567	15,452	17,586

Noninterest Income:
Service fees on deposits	1,269	1,552	5,261	6,319
ATM Fees	772	779	3,072	3,188
Gains on sales of mortgage loans	2,617	3,044	12,169	6,730
Other mortgage banking revenue	739	540	3,943	2,680
(Loss)/gain on sales of investment securities, net	(640)	(4,631)	(2,516)	(5,376)
Commissions on sales of nondeposit investment products	117	120	540	816
Income from bank owned life insurance	372	374	1,377	1,505
Income (loss) on trading assets and liabilities	799	(740)	3,038	(814)
Other	37	242	1,387	2,180
Total Noninterest Income	6,082	1,280	28,271	17,228

Noninterest Expense:
Salaries and employee benefits	6,788	6,472	26,469	27,901
Occupancy	2,165	2,472	8,974	9,369
Furniture, fixtures and equipment	645	857	2,941	3,425
Advertising	184	200	915	922
Data Processing	458	548	1,880	2,149
Professional services	1,447	670	3,866	1,669
Costs of other real estate owned	1,162	3,071	6,832	5,801
Valuation and secondary marketing reserves	—	93	—	355
FDIC Insurance	1,069	324	3,480	887
Other	3,041	4,135	12,477	12,776
Total Noninterest Expense	16,959	18,842	67,834	65,254

Income Before Income Taxes	(6,503)	(15,995)	(24,111)	(30,440)

Income Tax Benefit	(2,804)	(6,551)	(10,912)	(13,632)

Net Loss From Continuing Operations	$(3,699)	$(9,444)	$(13,199)	$(16,808)

Discontinued Operations - Mariner Finance	$(119)	$384	$(9,085)	$1,721

Net Loss	$(3,818)	$(9,060)	$(22,284)	$(15,087)

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES (UNAUDITED)

First Mariner Bancorp

(Dollars in thousands)

	For the three months ended December 31,
	2009		2008
	Average	Yield/	Average	Yield/
	Balance	Rate	Balance	Rate
Assets:
Loans
Commercial Loans and LOC	$78,300	4.05%	$80,056	5.68%
Comm/Res Construction	99,896	5.22%	113,357	5.75%
Commercial Mortgages	352,818	6.59%	314,363	6.83%
Residential Construction	47,805	6.75%	76,180	4.84%
Residential Mortgages	160,984	5.48%	134,349	5.81%
Consumer	151,331	4.64%	144,279	5.30%
Total Loans	891,134	5.69%	862,584	5.99%

Loans held for sale	118,044	5.06%	42,444	5.69%
Trading and available for sale securities, at fair value	40,192	6.62%	59,373	6.38%
Interest bearing deposits	52,144	0.27%	81,266	0.50%
Restricted stock investments, at cost	7,934	0.77%	7,137	0.99%

Total earning assets	1,109,448	5.37%	1,052,804	5.54%

Allowance for loan losses	(11,557)		(11,398)
Cash and other non earning assets	241,956		177,882

Total Assets	$1,339,847		$1,219,288

Liabilities and Stockholders’ Equity:
Interest bearing deposits
NOW deposits	7,150	0.72%	6,549	0.92%
Savings deposits	53,539	0.29%	51,841	0.34%
Money market deposits	167,575	0.87%	171,407	1.23%
Time deposits	763,832	2.85%	597,861	3.85%
Total interest bearing deposits	992,096	2.36%	827,658	3.06%

Borrowings	196,514	3.03%	216,613	4.94%

Total interest bearing liabilities	1,188,610	2.47%	1,044,271	3.45%

Noninterest bearing demand deposits	112,748		118,247
Other liabilities	7,434		387
Stockholders’ Equity	31,055		56,383

Total Liabilities and Stockholders’ Equity	$1,339,847		$1,219,288

Net Interest Spread		2.90%		2.09%

Net Interest Margin		2.72%		2.12%

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES (UNAUDITED)

First Mariner Bancorp

(Dollars in thousands)

	For the twelve months ended December 31,
	2009		2008
	Average	Yield/	Average	Yield/
	Balance	Rate	Balance	Rate
Assets:
Loans
Commercial Loans and LOC	$87,421	5.05%	$79,533	6.01%
Comm/Res Construction	102,097	5.24%	117,539	6.23%
Commercial Mortgages	337,803	6.73%	298,864	7.40%
Residential Construction	58,498	5.73%	87,831	6.26%
Residential Mortgages	152,280	5.87%	104,167	5.92%
Consumer	151,246	4.54%	133,767	5.97%
Total Loans	889,345	5.81%	821,700	6.55%

Loans held for sale	99,503	5.11%	59,925	5.75%
Trading and available for sale securities, at fair value	48,274	6.09%	75,501	5.94%
Interest bearing deposits	71,963	0.15%	72,701	1.79%
Restricted stock investments, at cost	7,770	0.28%	6,424	3.69%

Total earning assets	1,116,855	5.36%	1,036,251	6.11%

Allowance for loan losses	(11,979)		(10,301)
Cash and other non earning assets	211,015		270,302

Total Assets	$1,315,891		$1,296,252

Liabilities and Stockholders’ Equity:
Interest bearing deposits
NOW deposits	6,784	0.65%	13,249	0.58%
Savings deposits	55,122	0.32%	54,898	0.33%
Money market deposits	163,910	0.84%	210,003	1.47%
Time deposits	713,855	3.26%	525,700	4.04%
Total interest bearing deposits	939,671	2.65%	803,850	3.06%

Borrowings	213,012	3.67%	208,096	4.94%

Total interest bearing liabilities	1,152,683	2.84%	1,011,946	3.45%

Noninterest bearing demand deposits	116,508		131,240
Other liabilities	5,285		91,150
Stockholders’ Equity	41,415		61,916

Total Liabilities and Stockholders’ Equity	$1,315,891		$1,296,252

Net Interest Spread		2.52%		2.66%

Net Interest Margin		2.43%		2.74%